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                                                                     EXHIBIT 4.7

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                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

                            Dated as of March 2, 1999

                                      among

                               CE GENERATION, LLC,
                              MAGMA POWER COMPANY,
                            SALTON SEA POWER COMPANY,
                        FALCON SEABOARD RESOURCES, INC.,
                       FALCON SEABOARD POWER CORPORATION,
                          FALCON SEABOARD OIL COMPANY,
                 CALIFORNIA ENERGY DEVELOPMENT CORPORATION, and
                               CE TEXAS ENERGY LLC

                      THE DEBT SERVICE RESERVE LOC PROVIDER

                     CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION,
                                   as Trustee

                     CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION,
                               as Depositary Bank

                                       and

                     CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION
                               as Collateral Agent

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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Section 1.   Definitions...................................................2

Section 2.   Priority of Security Interests................................2

Section 3.   Application of Available Cash Flow and Other Proceeds.........3

Section 4.   Exercise of Rights............................................4

Section 5.   Actions Upon A Trigger Event..................................5

Section 6.   Exercise of Remedies and Application of Proceeds..............6

Section 7.   Receipt of Money or Proceeds..................................8

Section 8.   Additional Secured Parties....................................8

Section 9.   Appointment and Duties of Collateral Agent....................8

Section 10.  Rights of Collateral Agent...................................10

Section 11.  Lack of Reliance on the Collateral Agent.....................12

Section 12.  Indemnification; Bankruptcy..................................13

Section 13.  Resignation or Removal of the Collateral Agent...............14

Section 14.  Agreement for Benefit of Parties Hereto......................15

Section 15.  Severability.................................................15

Section 16.  Notices......................................................15

Section 17.  Successors and Assigns.......................................16

Section 18.  Counterparts.................................................16


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                                                                          Page
                                                                          ----

Section 19.  Governing Law................................................16

Section 20.  Waiver of Jury Trial.........................................16

Section 21.  No Impairments of Other Rights...............................16

Section 22.  Amendment; Waiver............................................16

Section 23.  Headings.....................................................17

Section 24.  Termination..................................................17

Section 25.  Entire Agreement.............................................17

Section 26.  Execution in Lieu of Agent...................................17

Section 27.  Limitation of Liability......................................17

Section 28.  Conflicts With Other Security Documents......................18

Section 29.  Pledged Shares...............................................18

Schedule 3        Allocation Certificate....................................
Schedule 6(c)     Allocation Certificate....................................
Schedule 8        Form of Designation Letter................................


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                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

     This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "Agreement"), dated as of March 2, 1999, among (1) CE GENERATION, LLC ("CE Generation"), (2) MAGMA POWER COMPANY, SALTON SEA POWER COMPANY, FALCON SEABOARD RESOURCES, INC., FALCON SEABOARD POWER CORPORATION, FALCON SEABOARD OIL COMPANY, CALIFORNIA ENERGY DEVELOPMENT CORPORATION and CE TEXAS ENERGY LLC (collectively, the "Assignors" and, together with CE Generation, the "Obligor Parties"), (3) the commercial bank providing the Debt Service Reserve Letter of Credit under the Debt Service Reserve LOC Agreement (each as defined in the Indenture referred to below) (together with its successors and assigns, the "Debt Service Reserve LOC Provider"), (4) CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, acting in its capacity as trustee under the Indenture referred to below) (together with its successors and assigns, the "Trustee"), (5) CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, acting in its capacity as the depositary bank under the Depositary Agreement (as defined in the Indenture referred to below) (together with its successors and assigns, the "Depositary Bank"), (6) any trustees or agents under any other Financing Documents (as defined in the Indenture referred to below) on behalf of the holders of the indebtedness or obligations evidenced by such Financing Documents, and (7) CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, acting in its capacity as the collateral agent appointed hereunder for the Secured Parties (as defined in the Indenture referred to below) (together with its successors and assigns, the "Collateral Agent"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture referred to below.

                              W I T N E S S E T H :

     WHEREAS, CE Generation is issuing $400,000,000 in principal amount of its 7.416% Senior Secured Bonds Due December 15, 2018 pursuant to the Indenture, dated as of the date hereof (the "Indenture"), between CE Generation and the Trustee;

     WHEREAS, CE Generation owns, directly or indirectly, one hundred percent (100%) of the outstanding capital stock of each of the Assignors;

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     WHEREAS, the Assignors own equity interest, in various Project Companies
(as defined in the Indenture) and, accordingly, have the right to receive Available Cash Flow (as defined in the Indenture) from such Project Companies;

     WHEREAS, the Available Cash Flow received by the Assignors will be used to pay principal of, premium (if any) and interest on the Securities;

     WHEREAS, the Securities and the other Secured Obligations (as defined in the Indenture) will be secured by the Collateral (as defined in the Indenture) pursuant to the Security Documents (as defined in the Indenture);

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

     Section 1. Definitions. All terms used herein which are not defined herein or in the Indenture and are defined in the Uniform Commercial Code shall have the meanings therein stated. Unless otherwise stated, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document and all schedules, exhibits and attachments thereto as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the Financing Documents. Any reference to any Person shall include its permitted successors and assigns, and in the case of any Governmental Authority, any Persons succeeding to its functions and capacities.

     Section 2. Priority of Security Interests. (a) Except as contemplated by the Financing Documents, each Secured Party agrees that the Security Interest of each Secured Party in any Collateral ranks and will rank equally in priority with the Security Interest of the other Secured Parties in the same Collateral.

     (b) Notwithstanding anything to the contrary in clause (a), the priori ties specified in this Agreement and in the Depositary Agreement with respect to (i) the Collateral and all proceeds thereof, (ii) all Available Cash Flow including Financing Proceeds, Asset Sale Proceeds, Loss Proceeds, Expropriation Proceeds, Title Proceeds or Buy-Out Proceeds, (iii) all proceeds from (A) the sale by CE Generation of all or any portion of its interest in any Assignor or (B) the sale by an Assignor of its interest in any Project Company and (iv) all amounts and funds retained in accordance with the Depositary Agreement, in each case are applicable

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irrespective of any statement to the contrary in any Security Document, any other Financing Document or any other agreement, the time or order or method of attach ment or perfection of Liens, the time or order of the filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests, and to the extent not provided for in this Agreement, the rights and priorities of the Secured Parties shall be determined in accordance with applicable law.

     Section 3. Application of Available Cash Flow and Other Proceeds. The Collateral Agent shall instruct the Depositary Bank to allocate, to the extent such proceeds may be allocated after giving effect to the limitations and deductions permitted under the Indenture and the Depositary Agreement with respect to such proceeds, (a) all Available Cash Flow representing Loss Proceeds, Expropriation Proceeds, Title Proceeds, Buy-Out Proceeds, Financing Proceeds or Asset Sale Proceeds and (b) all proceeds from (i) the sale by CE Generation of all or any portion of its interest in any Assignor or (ii) the sale by an Assignor of all or any portion of its interest in any Project Company, in each case which are required to be applied to a redemption of Securities pursuant to Section 3.2 of the Indenture, in the following order of priorities pursuant to and in accordance with an Allocation Certificate in the form of Schedule 3 attached hereto received by the Collateral Agent from CE
Generation:

         (i) to the Trustee, the Debt Service Reserve LOC Provider, the Collateral Agent and the Depositary Bank, ratably, in an amount equal to the Administrative Costs due and payable to such parties as of the date of such distribution;

         (ii) to the Secured Parties, ratably, an amount equal to the unpaid amount of all Secured Obligations constituting principal, interest, premium (if any) and fees (including commitment fees and fronting fees, if any, due and owing in respect of the Debt Service Reserve Letter of Credit) due and payable to the Secured Parties as of the date of such distribution;

         (iii) to the Secured Parties, ratably, an amount equal to the unpaid amount of all other Secured Obligations due and payable to the Secured Parties as of the date of such distribution; and

         (iv) to the Obligor Parties or their respective successors or assigns or to whomever may be lawfully entitled to receive the same or

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     as a court of competent jurisdiction may direct, any surplus remaining after giving effect to clauses (i) through (iii) immediately above.

     At the time the Collateral Agent is to make a distribution pursuant to clause (ii) above, and with the same priority as such distribution, the Collateral Agent shall deposit into a separate interest-bearing trust account to be maintained by the Collateral Agent an amount up to the amount equal to the then outstanding amount of the Debt Service Reserve Letter of Credit (which outstanding amount of the Debt Service Reserve Letter of Credit shall be calculated after giving effect to the redemption of Securities from such distribution in clause (ii) above). The Collateral Agent shall hold the monies in such account until receipt of a written notice or notices from the Debt Service Reserve LOC Provider to the effect that either (x) the Depositary Bank has made a drawing on the Debt Service Reserve Letter of Credit, which notice shall specify the amount or amounts of such drawings or (y) the Debt Service Reserve Letter of Credit has expired or terminated. Upon receipt of a notice specified in (x) above, the Collateral Agent shall distribute to the Debt Service Reserve LOC Provider the amount equal to such drawing's proportionate share of the Debt Service Reserve Letter of Credit collateralized by such account as specified in the notice. Upon re ceipt of a notice specified in (y) above, the Collateral Agent shall distribute from the relevant separate account (in accordance with clauses (ii), (iii) and (iv) above and without regard to this paragraph) to the appropriate Persons an amount equal to the balance in such account.

     Section 4. Exercise of Rights. So long as any Secured Obligations remain outstanding, each of the Secured Parties hereby acknowledges and agrees as follows:

     (a) The Collateral Agent shall administer the Collateral in the manner contemplated by this Agreement and the other Security Documents, and only upon the occurrence and during the continuance of a Trigger Event the Collateral Agent shall exercise, upon the written instruction of, and on behalf of, the Required Secured Parties in accordance with Sections 4, 5 and 6 hereof, such rights and remedies with respect to the Collateral as are granted to it under this Agreement, the other Security Documents and applicable law.

     (b) No Secured Party and no class or classes of Secured Parties shall have any right, other than in accordance with Sections 4, 5 and 6 hereof, to (i) sell, exchange, release, not perfect and otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Secured Obligations in accordance with the Security Documents, (ii) exercise or refrain from exercising any rights to direct

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the Collateral Agent to take any action in respect of the Collateral or (iii)
take any other action with respect to the Collateral (A) independently of the Collateral Agent or (B) other than to direct the Collateral Agent to take action in accordance with Sections 4, 5 and 6 hereof. The Collateral Agent or any other Secured Party may, at any time and from time to time, (i) amend in any manner any Financing Documents to which such Secured Party is a party in accordance with the terms thereof, (ii) release anyone liable in any manner under or in respect of such Secured Party's Secured Obligations in accordance with the terms of the applicable Financing Documents and (iii) apply any sums from time to time received for payment or satisfaction of such Secured Party's Secured Obligations except as otherwise provided in Section 7 hereof.

     (c) Each Secured Party hereby agrees that upon the request of the Collateral Agent it will promptly provide the Collateral Agent (i) notice of the amount of outstanding Secured Obligations owed by the Obligor Parties to such Secured Party under the Financing Documents and (ii) any other information that the Collateral Agent may reasonably request.

     (d) The Trustee shall vote in any intercreditor vote in accordance with
Section 6.12 of the Indenture.

     Section 5. Actions Upon A Trigger Event. So long as any Secured Obligations remain outstanding, the following provisions shall apply:

     (a) Each Secured Party hereby agrees to give CE Generation, each other Secured Party and the Collateral Agent written notice of the occurrence of an Event of Default under such Secured Party's Financing Documents and of the occurrence of an acceleration under such Secured Party's Financing Documents wherein such Secured Party's Secured Obligations have been declared to be or have automatically become due and payable earlier than the scheduled maturity thereof and setting forth the aggregate amount of Secured Obligations that have been so accelerated under such Financing Documents, in each case as soon as practicable after the occurrence thereof; provided, however, that the failure to provide such notice shall not limit or impair the rights of the Secured Parties hereunder or under the other Financing Documents.

     (b) The Obligor Parties hereby agree that if a Trigger Event shall have occurred and so long as such Trigger Event shall be continuing, the Collateral Agent is hereby irrevocably authorized and empowered to act as the attorney-in-fact for the Obligor Parties with respect to the giving of any instructions or notices under the Depositary Agreement; provided, however, that if a bankruptcy event set forth in

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clause (e) or (f) of Section 6.1 of the Indenture in respect of any Obligor
Party has caused the Trigger Event, the Collateral Agent shall automatically and irrevocably be authorized and empowered to act as the attorney-in-fact for the Obligor Parties with respect to the giving of such instructions or notices. The Collateral Agent hereby agrees that, upon the written request of the Required Secured Parties, it shall give such notices and instructions under the Depositary Agreement to the Depositary Bank. The Depositary Bank hereby agrees that it shall accept such notices and instructions from the Collateral Agent.

     Section 6. Exercise of Remedies and Application of Proceeds. So long as any Secured Obligations remain outstanding to more than one Secured Party, the following provisions shall apply:

     (a) If a Trigger Event shall have occurred and be continuing, upon the written request of the Required Secured Parties the Collateral Agent, on behalf of the Secured Parties, shall give the Depositary Bank, the Trustee and CE Generation a written notice that a Trigger Event has occurred (the date of such notice, the "Trigger Event Date") and direct the Depositary Bank to render an accounting of the current balance of each Account and of any other monies of the Obligor Parties administered by the Depositary Bank. No Secured Party shall be deemed to have knowledge or notice of the occurrence of any Event of Default until such Secured Party has received written notice of such Event of Default from CE Generation, the Collateral Agent, any other Secured Party or any Person for whom such Secured Party is acting as agent or trustee.

     (b) If a Trigger Event shall have occurred and be continuing, and only in such event, upon the written request of the Required Secured Parties the Collateral Agent shall be authorized to take any and all actions and to exercise any and all rights, remedies and options which it may have under the Security Documents and which the Required Secured Parties direct it to take under this Agreement, including realization and foreclosure on the Collateral; provided, however, that if a bankruptcy event set forth in clause (e) or (f) of Section
6.1 of the Indenture in respect of any Obligor Party has caused the Trigger Event, the Collateral Agent shall automatically be authorized to take such action without the written request of the Required Secured Parties.

     (c) The proceeds of any sale, disposition or other realization or foreclosure by the Collateral Agent upon the Collateral or any portion thereof pursuant to the Security Documents shall be governed by this Section 6(c). Any non-cash proceeds resulting from such liquidation of the Collateral shall be held by the Collateral Agent for the benefit of the Secured Parties until later sold or otherwise

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converted into cash, at which time the Collateral Agent shall apply such cash in accordance with the next sentence of this Section 6(c). The Collateral Agent shall transfer any cash proceeds net of expenses resulting from liquidation of the Collateral to the Depositary Bank which shall be distributed by the Depositary Bank in accordance with Section 3.10(c) of the Depositary Agreement pursuant to an Allocation Certificate in the form of Schedule 6c delivered to the Collateral Agent by the Required Secured Parties in the following order of priority:

         (i) to the Trustee, the Debt Service Reserve LOC Provider, the Collateral Agent and the Depositary Bank, ratably, all Administrative Costs due and payable to such parties under this Agreement and the other Financing Documents;

         (ii) to the Secured Parties, ratably, an amount equal to the unpaid amount of all Secured Obligations constituting principal, interest, premium (if any) and fees (including commitment fees and fronting fees, if any, due and owing in respect of the Debt Service Reserve Letter of Credit) due and payable to the Secured Parties;

         (iii) to the Secured Parties, ratably, an amount equal to the unpaid amount of all other Secured Obligations due and payable to the Secured Parties; and

         (iv) to the Obligor Parties or their respective successors or assigns or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any surplus remaining after giving effect to clauses (i) through (iii) immediately above.

     At the time the distribution is to be made pursuant to clause (ii) above, the Collateral Agent will set aside available monies (on a ratable basis with such distribution) in a separate interest-bearing trust account in an amount up to the then outstanding amount of the Debt Service Reserve Letter of Credit (which outstanding amount of Debt Service Reserve Letter of Credit shall be calculated after giving effect to the redemption of Securities from such distribution in clause (ii) above). Upon a subsequent draw on the Debt Service Reserve Letter of Credit, the Collateral Agent will as soon as practicable transfer monies from the separate account to the Debt Service Reserve LOC Provider up to the amount so drawn, to the extent not reimbursed, on such Debt Service Letter of Credit. Upon an expiration or termination of the Debt Service Letter of Credit, monies in such separate account collateralizing

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such Debt Service Reserve Letter of Credit shall be released and applied as set forth above in clauses (ii), (iii) and (iv) above.

     The proceeds of any sale, disposition or other realization with respect to Collateral held for the benefit of some but not all of the Secured Parties shall be applied to the payment of obligations owed to the Secured Parties for whose benefit the specific Collateral was held.

     Section 7. Receipt of Money or Proceeds. The Secured Parties and the Depositary Bank hereby agree that if at any time during the term of this Agree ment any Secured Party receives any payment or distribution of assets of the Obligor Parties of any kind or character, whether monies or cash proceeds resulting from liquidation of the Collateral, other than in accordance with the terms of this Agree ment and the Depositary Agreement, such Secured Party shall hold such payment or distribution in trust for the benefit of the Secured Parties and shall immediately remit such payment or distribution to the Depositary Bank, and the Depositary Bank shall deposit such monies or proceeds in the Revenue Account for application or distribution, as the case may be, in accordance with the terms of this Agreement and the Depositary Agreement.

     Section 8. Additional Secured Parties. Each Person replacing any of the Secured Parties and each Person (or trustee therefor or agent thereof) providing senior secured Indebtedness to any of the Obligor Parties is required to become a party to this Agreement; and any Person which executes and delivers a counterpart to this Agreement and is designated as a Secured Party pursuant to the terms of a Designation Letter, shall become a party hereto and shall be bound by and subject to the terms and conditions hereof and the covenants, stipulations and agreements contained herein.

     Section 9. Appointment and Duties of Collateral Agent. (a) The Secured Parties hereby designate and appoint Chase Manhattan Bank and Trust Company, National Association to act as the Collateral Agent under this Agreement and the other Security Documents, and each of the Secured Parties hereby authorizes Chase Manhattan Bank and Trust Company, National Association, as the Collateral Agent, to take such actions on its behalf under the provisions of this Agreement and the other Security Documents, and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Security Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or in the other Security Documents, the Collateral Agent shall not have

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any duties or responsibilities, except those expressly set forth in this
Agreement and in the other Security Documents, or any fiduciary relationship with any of the Secured Parties, and no implied covenants, functions or responsibilities shall be read into this Agreement or the other Security Documents, or otherwise exist against the Collateral Agent. The Collateral Agent shall not be liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, or in connection herewith or therewith, or in connection with the Collateral, unless caused by its gross negligence or willful misconduct.

     (b) The Secured Parties hereby authorize the Collateral Agent to appoint Chase Manhattan Bank and Trust Company, National Association to act as the Depositary Bank under the Depositary Agreement. The Secured Parties hereby authorize and empower the Collateral Agent to remove and replace the Depositary Bank pursuant to the terms and conditions of Article IV of the Depositary Agreement and to direct the Depositary Bank according to the terms of this Agreement.

     (c) Notwithstanding anything to the contrary in this Agreement or any other Security Document, the Collateral Agent shall not exercise any rights or reme dies under this Agreement or any other Security Document or give any consent under this Agreement or any other Security Document or enter into any agreement amending, modifying, supplementing or waiving any provision of this Agreement or any other Security Document unless it shall have been directed to do so in writing by the Required Secured Parties; provided, however, that the Collateral Agent shall consent to the release of Collateral the release of which is permitted by each of the Financing Documents and shall enter into any amendments, waivers or supplements with respect to the Security Documents to the extent not inconsistent with the provisions of the Financing Documents and which would not result in a Material Adverse Effect (as evidenced by an Officer's Certificate signed by an Authorized Officer of CE Generation and each Assignor party to any such document).

     Section 10. Rights of Collateral Agent. (a) The Collateral Agent may execute any of its duties under this Agreement or any other Security Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

     (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall (i) be liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any other Security Document (except for its gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Secured Parties for any

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recitals, statements, representations or warranties made by any Obligor Party or any representative thereof contained in this Agreement or any other Security Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Security Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Collateral, this Agreement or any other Security Document or for any failure of any Obligor Party to perform its obligations thereunder. The Collateral Agent shall not be under any obligation to any other Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Security Document, or to inspect the properties, books or records of the Obligor Parties.

     (c) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Obligor Parties), independent accountants and other experts selected by the Collateral Agent. In connection with any request of the Required Secured Parties, the Collateral Agent shall be entitled to rely and shall be fully protected in relying on a certificate of any Person, signed by an Authorized Officer of such Person, setting forth the Combined Exposure held by such Person as of the date of such certificate, which certificate shall state that the Person signing such certificate is an Authorized Officer of such Person and shall state specifically the Security Document and provision thereof pursuant to which the Collateral Agent is being directed to act. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Security Document (i) if such action would, in the reasonable opinion of the Collateral Agent, be contrary to law or the terms of this Agreement or the other Security Documents, (ii) if such action is not specifically provided for in this Agree ment or any other Security Document it shall not have received any such advice or concurrence of the Required Secured Parties as it deems appropriate, or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Agreement or such other Security Document, it shall not first be indemnified to its satisfaction by the Secured Parties (other than the Trustee (in its individual capacity), the Collateral Agent (in its individual capacity), the Depositary Bank (in its individual capacity) or any other agent or trustee under any of the Financing Documents (in their individual capacities)) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in

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refraining from acting, under this Agreement or any other Security Document in accordance with a request of the Required Secured Parties (to the extent that the Required Secured Parties are expressly authorized to direct the Collateral Agent to take or refrain from taking such action), and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Secured Parties.

     (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Event of Default or Trigger Event unless and until a Responsible Officer of the Collateral Agent has received a written notice or a certificate from any Secured Party stating that an Event of Default or a Trigger Event has occurred under such Secured Party's Financing Documents. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether a Trigger Event has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice or certificate so furnished to it. No provision of this Agreement or any other Financing Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any other Security Document or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In the event that the Collateral Agent receives a notice of or certificate regarding the occurrence of any Trigger Event, the Collateral Agent shall give notice thereof to the other Secured Parties. The Collateral Agent shall take such action with respect to such Trigger Event as so requested pursuant to Sections 4, 5 and 6 hereof.

     (e) CE Generation will pay to the Collateral Agent upon demand the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement and the other Security Documents, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent or the Secured Parties hereunder or under the other Security Documents or (iv) the failure by any Obligor Party to perform or observe any of the provisions hereof or of any of the other Security Documents.

     (f) In no event, except for its gross negligence or willful misconduct, shall the Collateral Agent hereunder be liable for special, indirect or consequential

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loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of such action.

     Section 11. Lack of Reliance on the Collateral Agent. Each of the Secured Parties expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including, without limitation, any review of the affairs of the Obligor Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Obligor Parties. Each Secured Party also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Obligor Parties. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Obligor Parties which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

     Section 12. Indemnification; Bankruptcy. (a) The Secured Parties severally agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by CE Generation and without limiting the obligation of CE Genera tion to do so), ratably according to the aggregate amounts of their respective Secured Obligations on the date the activities giving rise to the Collateral Agent's demand for indemnification occurred, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent in its capacity as such in any way relating to or arising out of this Agreement or the other Security Documents, or the performance of its duties as Collateral Agent hereunder or thereunder or any action taken or omitted by the Collateral Agent in its capacity as such under or in connection with any of the foregoing; provided that the Secured Parties shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing result from the Collateral Agent's gross negligence or willful misconduct. The agreements in this Section 12(a) shall survive the payment or satisfaction in full of the Secured Obligations and the resignation or removal of the Collateral Agent or the termination of this Agreement.

     (b) CE Generation hereby agrees to indemnify the Collateral Agent and each Secured Party and, in their capacities as such, their officers, directors, shareholders, controlling persons, employees, agents and servants (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, obligations, penalties, actions, causes of action, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable attorneys' and consultants' fees and expenses) (collectively "Damages") of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party (or which may be claimed against any Indemnified Party by any Person) by reason of, in connection with or in any way relating to or arising out of, any Financing Document, any Collateral or any other documents or transactions in connection with or relating thereto, unless due to the gross negligence or willful misconduct of such Indemnified Party. CE Generation further shall, upon demand by any Indemnified Party, pay to such Indemnified Party all reasonable costs and expenses incurred by such Indemnified Party in enforcing any rights under the Financing Documents, including reasonable fees and expenses of counsel. The agreements in this
Section 12(b) shall survive the payment or satisfaction in full of the Secured Obligations and the resignation or removal of the Collateral Agent or the termination of this Agree ment.

     (c) The Secured Parties hereby agree that, except upon the written consent of the Required Secured Parties, (i) no Secured Party shall authorize CE Generation to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to CE Generation or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of CE Generation or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against CE Generation, or to make a general assignment for the benefit of any Secured Party or any other creditor of CE Generation, and (ii) none of the Secured Parties shall commence or join with any other Person (other than upon the written consent of the Required Secured Parties) in commencing any proceeding against CE Generation under any bankruptcy, reorganization, liquidation or insolvency Law or statute now or hereafter in effect in any jurisdiction.

     Section 13. Resignation or Removal of the Collateral Agent. The Collateral Agent may resign as Collateral Agent upon thirty (30) days' notice to the Secured Parties and may be removed at any time with or without cause by the Required Secured Parties, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this
Section 13; provided, however, that in the event that the Collateral Agent is also the Depositary Bank and/or the Trustee, it must also resign its role as Depositary Bank and Trustee. If no successor Collateral Agent shall have been so appointed within thirty (30) days, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a new Collateral Agent. CE Generation shall have the right to remove the Collateral Agent upon thirty (30) days' notice to the Secured Parties with or without cause, effective upon the appointment of a successor Collateral Agent under this Section 13 which is reasonably acceptable to the Required Secured Parties. If the Collateral Agent shall resign or be removed as Collateral Agent by the Required Secured Parties or CE Generation, as applicable, then the Required Secured Parties shall (and if no such successor shall have been appointed within thirty (30) days of the Collateral Agent's resignation or removal, the Collateral Agent may) appoint a successor agent for the Secured Parties, which successor agent shall be reasonably acceptable to CE Generation, whereupon such successor agent shall succeed to the rights, powers and duties of the "Collateral Agent", and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and except as provided in Sections 12(a) and 12(b) above, the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated without any other or further act or deed on the part of such former Collateral Agent (except that the resigning Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent) or any of the other Secured Parties. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

     Section 14. Agreement for Benefit of Parties Hereto. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the parties hereto and their respective successors and assigns and Persons for whom the parties hereto are acting as agents or representatives, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and Persons for whom the parties hereto are acting as agents or representatives. The Trustee shall enter into this Agreement on behalf of itself and all Holders of Outstanding Securities and all future Holders of any of the Securities as provided in Section 6.12 of the Indenture.

     Section 15. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

     Section 16. Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answerback received, or, in the case of telecopy notice, when sent, or, in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, addressed, in the case of each party hereto, at its address or telecopy number specified below its signature hereto or to such other address or telecopy number as may be designated by any party in a written notice to the other parties hereto.

     Section 17. Successors and Assigns. Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all covenants, promises and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

     Section 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THAT MIGHT CAUSE

THIS AGREEMENT TO BE GOVERNED BY OR CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION.

     Section 20. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTER CLAIM ARISING IN CONNECTION WITH THIS AGREEMENT.

     Section 21. No Impairments of Other Rights. Nothing in this Agree ment is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Secured Parties may have or may obtain against any of the Obligor Parties.

     Section 22. Amendment; Waiver. No amendment or waiver of, or consent to departure from, any provision of this Agreement shall be effective unless the same shall be in writing and signed by all of the Secured Parties and all other parties hereto, which consents from all such parties shall not be unreasonably withheld, and any such waiver or consent shall be effective only in the specific in stance and for the specific purpose for which given. No delay on the part of any Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by any Secured Party of any right, power or remedy preclude any further exercise thereof, or the exercise of any other right, power or remedy.

     Section 23. Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Agreement.

     Section 24. Termination. This Agreement shall remain in full force and effect until the Debt Termination Date. Following the Debt Termination Date, Sections 12(a) and 12(b) of this Agreement shall continue in full force and effect.

     Section 25. Entire Agreement. This Agreement, including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto, and supersedes all prior agreements and understandings of the parties hereto, relating to the subject matter herein contained.

     Section 26. Execution in Lieu of Agent. To the extent that any bank or other holder of additional Secured Obligations is not represented by an agent or a trustee, such bank or other holder of additional Secured Obligations shall be permitted to execute this Agreement and a Designation Letter on its own behalf in lieu of any agent or trustee on its behalf.

     Section 27. Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement and the other Transaction Documents, the liability and obligation of CE Generation and the Assignors to perform and observe and make good the obligations contained in this Agreement and the other Security Documents shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against any officer, director or shareholder or related Person of CE Generation or the Assignors or any Secured Party, and the Depositary Bank and the Collateral Agent, for themselves and their respective successors and assigns, and on behalf of the Secured Parties, irrevocably waive any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any officer, director or shareholder or related Person of CE Generation or the Assignors under or by reason of or in connection with this Agreement and agrees to look solely to CE Generation and the Assignors and the security and Collateral held under or in connection with the Security Documents for the enforcement of such liability and obligation of CE Generation and the Assignors.

     Section 28. Conflicts With Other Security Documents. Notwithstanding any other provision hereof, in the event of a conflict between the terms of this Agreement and the other Security Documents, the provisions of this Agreement shall control.

     Section 29. Pledged Shares. The Collateral Agent hereby agrees to hold the certificates representing the Pledged Shares in the State of the New York.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have caused this Agree ment to be duly executed by their duly authorized officers, all as of the date first written above.

                                            CE GENERATION, LLC

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            MAGMA POWER COMPANY

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400-W
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            SALTON SEA POWER COMPANY

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

Signature Page to Intercreditor Agreement

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400-C
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            FALCON SEABOARD RESOURCES, INC.

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            FALCON SEABOARD POWER
                                            CORPORATION

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____

                                            FALCON SEABOARD OIL COMPANY

Signature Page to Intercreditor Agreement

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            CALIFORNIA ENERGY DEVELOPMENT
                                            CORPORATION

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President

                                            Address for Notices:
                                            --------------------
                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            CE TEXAS ENERGY LLC

                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Executive Vice President


                                            Address for Notices:
                                            --------------------

Signature Page to Intercreditor Agreement

                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Telecopy:  402-231-_____


                                            CREDIT SUISSE FIRST BOSTON,
                                            as Debt Service Reserve LOC Provider

                                            By: /s/ Sarah Z. Wu
                                               --------------------------------
                                               Name:  Sarah Z. Wu
                                               Title: Associate

                                            By: /s/ Markus Christen
                                               --------------------------------
                                               Name:  Markus Christen
                                               Title: Managing Director

                                            Address for Notices:
                                            --------------------
                                            11 Madison Avenue
                                            New York, New York, 10010
                                            Telecopy:  212-325-_____


                                            CHASE MANHATTAN BANK AND
                                            TRUST COMPANY, NATIONAL
                                            ASSOCIATION,
                                              as Trustee

                                            By: /s/ Rose T. Maravilla
                                               --------------------------------
                                               Name:  R. T. Maravilla
                                               Title: Assistant Vice President

                                            Address for Notices:
                                            --------------------
                                            101 California Street, #2725
                                            San Francisco 94111
                                            Telecopy:  415-693-8850


                                            CHASE MANHATTAN BANK AND
                                            TRUST COMPANY, NATIONAL
                                            ASSOCIATION,


Signature Page to Intercreditor Agreement
                                            as Collateral Agent

                                            By: /s/ Rose T. Maravilla
                                               --------------------------------
                                               Name:  R. T. Maravilla
                                               Title: Assistant Vice President

                                            Address for Notices:
                                            --------------------
                                            101 California Street, #2725
                                            San Francisco 94111
                                            Telecopy:  415-693-8850


                                            CHASE MANHATTAN BANK AND
                                            TRUST COMPANY, NATIONAL
                                            ASSOCIATION,
                                            as Depositary Bank

                                            By: /s/ Rose T. Maravilla
                                               --------------------------------
                                               Name:  R. T. Maravilla
                                               Title: Assistant Vice President

                                            Address for Notices:
                                            --------------------
                                            101 California Street #2725
                                            San Francisco 94111
                                            Telecopy:  415-693-8850



Signature Page to Intercreditor Agreement

                                                                   Schedule 3 to
                                                         Intercreditor Agreement
                                                         -----------------------

                             ALLOCATION CERTIFICATE

     Pursuant to Section 3 of the Collateral Agency and Intercreditor Agreement, dated as of March 2, 1999 among the Obligor Parties, the Debt Service Reserve LOC Provider, the Trustee, the Depositary Bank and the Collateral Agent (the "Intercreditor Agreement"; capitalized terms used herein and not defined herein are being used as defined in the Intercreditor Agreement), the undersigned hereby certifies as follows:

1. As of the date hereof, (x) Available Cash Flow representing Financing Pro ceeds, Asset Sale Proceeds, Loss Proceeds, Expropriation Proceeds, Title Proceeds or Buy-Out Proceeds or (y) proceeds from (i) the sale by CE Genera tion of all or any portion of its interest in any Project Company or (ii) the sale by any Assignor of all or any of its interest in any Project
     Company have been received in the amount of:                       $[_____]

2.   Such Available Cash Flow or such proceeds shall be allocated as follows:

        (a) For the payment of Administrative Costs
            due and payable as of the date hereof:
            (i)    to the Trustee:                                      $[_____]
            (ii)   to the Collateral Agent:                             $[_____]
            (iii)  to the Depositary Bank:                              $[_____]
            (iv)   to the Debt Service Reserve LOC
                           Provider:                                    $[_____]

        (b) to the Secured Parties, ratably, an amount equal to the unpaid amount of all Secured
            Obligations constituting principal, interest, premium (if any) and fees (including com mitment fees and fronting fees, if any, due and owing in respect of the Debt Service
            Reserve Letter of Credit) due and payable to the Secured Parties as of the date hereof:

            (i)   to the Trustee for the ratable benefit
                  of the Holders:                                       $[_____]

            (ii)  to the Debt Service Reserve LOC
                  Provider:                                             $[_____]

        (c) To the Secured Parties, ratably, an amount equal to the unpaid amount of all other
            Secured Obligations due and payable to the Secured Parties as of the date hereof:

            (i)  to the Trustee for the ratable benefit
                 of the Holders:                                        $[_____]

            (ii) to the Debt Service Reserve LOC
                 Provider:                                              $[_____]

        (d) To the Obligor Parties:                                     $[_____]

Total amount to be distributed:                                         $[_____]

     IN WITNESS WHEREOF, the undersigned has, on behalf of CE Generation, executed and delivered this certificate as of the [___] day of [______], [_____].

                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:

                                                                  Schedule 6c to
                                                         Intercreditor Agreement

                             ALLOCATION CERTIFICATE

     Pursuant to Section 6(c) of the Collateral Agency and Intercreditor Agree ment, dated as of March 2, 1999 among the Obligor Parties, the Debt Service Reserve LOC Provider, the Trustee, the Depositary Bank and the Collateral Agent (the "Intercreditor Agreement"; capitalized terms used herein and not defined herein are being used as defined in the Intercreditor Agreement), the undersigned hereby certifies as follows:

1. As of the date hereof, the following proceeds have been received with respect to the sale, disposition or other realization or foreclosure upon
     the Collateral:                                                 $[     ]

2.  Such proceeds shall be allocated as follows:

    (a) For the payment of Administrative Costs due and payable as of the date hereof:

          (i)   to the Trustee:                                      $[     ]

          (ii) to the Collateral Agent:                              $[     ]

          (iii) to the Depositary Bank:                              $[     ]

          (iv) to the Debt Service Reserve LOC Provider              $[     ]

    (b) To the Secured Parties, ratably, an amount equal to the unpaid amount of all Secured Obligations constituting principal, interest, premium (if any) and fees (including commitment fees and fronting fees, if any, due and owing in respect of the Debt Service Reserve Letter of Credit) due and payable to the Secured Parties as of the date hereof:

          (i)  to the Trustee for the ratable benefit of the
               Holders:                                              $[     ]

          (ii) to the Debt Service Reserve LOC Provider:             $[     ]


    (c) To the Secured Parties, ratably, an amount equal to the unpaid amount of all other Secured Obligations due and payable to the Secured Parties as of the date hereof:

          (i)  To the Trustee for the ratable benefit of the
               Holders:                                              $[     ]

          (ii) To the Debt Service Reserve LOC Provider              $[     ]

    (d)   To the Obligor Parties:                                    $[     ]

Total amount to be distributed:                                      $[     ]

     IN WITNESS WHEREOF, the undersigned has, on behalf of the Required Secured Parties, executed and delivered this certificate as of the [__] day of
[         ] , [     ].


                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                                                   Schedule 8 to
                                                         Intercreditor Agreement

                          [FORM OF DESIGNATION LETTER]

                                                                [Date]



Chase Manhattan Bank and Trust Company, National Association,
as Collateral Agent
101 California Street, #2725
San Francisco, California  94111


       Re: CE Generation, LLC

Ladies and Gentlemen:

     Reference is made to (i) the Collateral Agency and Intercreditor Agreement (the "Intercreditor Agreement") dated as of March 2, 1999 among the Obligor Parties, the Trustee, the Debt Service Reserve LOC Provider, the Depositary Bank and the Collateral Agent and (ii) [describe New Credit Documents]. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Intercreditor Agreement.

     The undersigned is the [Bank/Lender][Agent for the [Banks][Lenders]] under the [New Credit Document].

     The undersigned is delivering this Designation Letter pursuant to Section 8 of the Intercreditor Agreement in order to permit the undersigned [and the [Banks][Lenders] under the New Credit Document] to become [a Secured Party] [Secured Parties] under the Intercreditor Agreement and the other Security Docu ments and to benefit from the Collateral under the Security Documents in accordance with the terms of the Intercreditor Agreement and the other Security Documents.

                  Attached hereto is a copy of the certificate to be delivered by CE Generation.

     The undersigned [on behalf of itself and the [Banks][Lenders]] accedes to and agrees to be bound by all of the terms and provisions of the Intercreditor Agreement and the other Security Documents. In furtherance thereof, the under signed [on behalf of itself and the [Banks][Lenders]] agrees to execute a counterpart to the Intercreditor Agreement.

     Our address for notices is:

            [Insert Information]

     Our wire transfer instructions are:

            [Insert Information]

     This Designation Letter may be executed in any number of counter parts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

     THIS DESIGNATION LETTER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THAT MIGHT CAUSE THIS DESIGNATION LETTER TO BE GOVERNED BY OR CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION.

         [CREDITOR]

         By:
             ------------------------------
              Name:
              Title:

Consented to by:

CHASE MANHATTAN BANK AND TRUST COMPANY,
NATIONAL ASSOCIATION,
as Collateral Agent

By:
     ------------------------------
     Name:
     Title:

                        CERTIFICATE OF CE GENERATION, LLC

     I, [Name], [Title] of CE Generation, LLC, a Delaware limited liability company (the "Borrower"), DO HEREBY CERTIFY on behalf of CE Generation that (capitalized terms used herein and not defined herein shall have the meanings as signed thereto in the [NAME OF RELEVANT DOCUMENT]:

     Indebtedness incurred pursuant to [New Credit Document] is permitted to be incurred in accordance with Section [ ] of the [NAME OF RELEVANT DOCUMENT] and will be secured pursuant to [NAME OF RELEVANT DOCUMENT].

     WITNESS my hand this [__] day of [________, [____].

                                              By:
                                                 ---------------------------
                                                  Name:
                                                  Title: